Exhibit 99.4

AMENDMENT AND WAIVER TO THE TERM LOAN AGREEMENT

This AMENDMENT AND WAIVER TO THE TERM LOAN AGREEMENT (this “Amendment”) is made as of April 1, 2010, by and among ThermaClime, Inc., an Oklahoma corporation (“TCI”), Cherokee Nitrogen Holdings, Inc., an Oklahoma corporation, Northwest Financial Corporation, an Oklahoma corporation (“NFC”), Chemex I Corp., an Oklahoma corporation, Chemex II Corp., an Oklahoma corporation, Cherokee Nitrogen Company, an Oklahoma corporation, ClimaCool Corp., an Oklahoma corporation, ClimateCraft, Inc., an Oklahoma corporation, Climate Master, Inc., a Delaware corporation, DSN Corporation, an Oklahoma corporation (“DSN”), El Dorado Chemical Company, an Oklahoma corporation (“EDCC”), International Environmental Corporation, an Oklahoma corporation, Koax Corp., an Oklahoma corporation, LSB Chemical Corp., an Oklahoma corporation, The Climate Control Group, Inc., an Oklahoma corporation, Trison Construction, Inc., an Oklahoma corporation, ThermaClime Technologies, Inc., an Oklahoma corporation, XpediAir, Inc., an Oklahoma corporation (each of the foregoing, a “Borrower”, and, collectively, the “Borrowers”), LSB Industries, Inc., a Delaware Corporation (the “Parent”), each lender party hereto (collectively, the “Lenders”), Banc of America Leasing & Capital, LLC, not in its individual capacity, but solely as Administrative Agent and as Collateral Agent, Bank of Utah, not in its individual capacity but solely as Payment Agent, and Consolidated Industries Corp., an Oklahoma corporation (“Consolidated Industries”).

RECITALS

WHEREAS, the Borrowers, Parent, Lenders, Administrative Agent, Collateral Agent, and Payment Agent have entered into that certain Term Loan Agreement, dated as of November 2, 2007, as amended (the “Loan Agreement”);

WHEREAS, the Parent and the Borrowers desire to realign their corporate structure for various business and tax purposes, as fully described in that certain statement of facts attached hereto as Exhibit A (the “Statement of Facts”);

WHEREAS, upon completion of the realignment described in the Statement of Facts, Consolidated Industries will be either the direct or indirect parent of each Borrower;

WHEREAS, Consolidated Industries intends to and, upon the effectiveness of this Amendment, will become a Guarantor and a Loan Party under the Loan Agreement;

WHEREAS, such realignment requires various amendments to the Loan Agreement and consents or waivers by the Lenders;

WHEREAS, the Borrowers, Consolidated Industries, the Parent, the Lenders, the Administrative Agent, the Collateral Agent, and the Payment Agent desire to enter into this Amendment so as to amend the Loan Agreement and other Loan Documents; and

WHEREAS, the Lenders are willing to grant such limited consents and waivers set forth herein subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.

(a)           Definitions.  Capitalized terms used, but not otherwise defined herein, have the meanings given to them in the Loan Agreement.

(b)           General Interpretation.  The general interpretive provisions of Section 1.02 of the Loan Agreement are hereby incorporated by reference into this Amendment.

SECTION 2.  Amendments to the Loan Documents.  As of the date hereof or, solely in the case of the subsection (a) below, the date on which TCI is converted into an Oklahoma limited liability company, the Loan Agreement is hereby amended as follows:

(a)           The definition of “ThermaClime” in the introductory paragraph of the Loan Agreement and of each other Loan Document wherein it appears is hereby amended and restated in its entirety to read as follows:

THERMACLIME, L.L.C., an Oklahoma limited liability company (“ThermaClime”).

(b)           The following definition is hereby added to Section 1.01 of the Loan Agreement in the correct alphabetical order:

“Consolidated Industries” means Consolidated Industries Corp., an Oklahoma corporation.

(c)           The definition of “Guarantor” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Guarantors” means, collectively, Parent, Consolidated Industries, and each subsidiary of ThermaClime that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12; provided that in no event shall Excluded Subsidiaries be Guarantors.

(d)           The definition of “Guaranty” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Guaranty” means, collectively, the Guaranty made by each of Parent and Consolidated Industries under Article X in favor of the Secured Parties, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12.

(e)           Section 7.02(g) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(g)           Indebtedness owing by any Borrower or any Subsidiary of any Borrower to any Subsidiary of Parent that is not also a Subsidiary of ThermaClime, provided that the aggregate principal amount of such Indebtedness shall not exceed $500,000 at any time, except as provided in Section 7.02(d);

(f)           Section 7.06(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a)           any Borrower may make Restricted Payments to another Borrower or issue Equity Interests to another Borrower or to Parent or Consolidated Industries if no Change of Control would result therefrom;

(g)           Section 7.06(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(b)           ThermaClime may make distributions and pay dividends to Parent or, if so directed by Parent, to Consolidated Industries in repayment of the costs and expenses incurred by Parent or that are directly allocable to the Borrowers for Parent’s provision of the Services (as defined in the Services Agreement) on behalf of the Borrowers pursuant to the Services Agreement;

(h)           Section 7.06(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(c)           each Borrower may make distributions and pay dividends to any Guarantor (other than Parent or Consolidated Industries), and each Guarantor may make distributions and pay dividends to any Borrower or Guarantor (other than Parent or Consolidated Industries); provided, however, that Consolidated Industries may make distributions and pay dividends to Parent, and Parent may make distributions to Consolidated Industries;

(i)           Section 7.06(d) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(d)           so long as no Default or Event of Default has occurred and is continuing or would result therefrom, (i) ThermaClime may make distributions and pay dividends to Parent or, if so directed by Parent, to Consolidated Industries in respect of the management fees payable by ThermaClime to Parent in accordance with the Management Agreement, provided that the aggregate amount of all such payments made by ThermaClime pursuant to this clause (d)(i) shall not exceed $2,500,000 during any fiscal year of ThermaClime or the maximum management fees payable to Parent each calendar quarter under the Management Agreement, and (ii) ThermaClime may make distributions and pay dividends to Parent or, if so directed by Parent, to Consolidated Industries in an aggregate amount not to exceed, during each fiscal year, the sum of (A) 50% of the actual consolidated net income of the Borrowers for such fiscal year determined in accordance with GAAP, plus (B) the amounts paid to Parent and Consolidated Industries during such fiscal year in accordance with Section 7.06(e);

(j)           Section 7.06(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(e)           so long as a Secured Party has not exercised any of its rights or remedies following an Event of Default, ThermaClime may make distributions and pay dividends to Parent or, if so directed by Parent, to Consolidated Industries in an aggregate amount not to exceed, during each fiscal year, the consolidated income tax liability of the Borrowers for such fiscal year calculated as if each of the Borrowers was a separate consolidated taxpayer;

(k)           Section 7.06(f) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(f)           each Borrower may make distributions and pay dividends to any Subsidiary of Parent that is not also a Subsidiary of ThermaClime or that is a Subsidiary of ThermaClime but is not a Borrower or Guarantor, provided that the aggregate amount of such distributions and dividends shall not exceed $100,000 during each fiscal year; provided, however, that the foregoing limitation on the amount of distributions and dividends made or paid under this Section 7.06(f) will not apply to distributions made or dividends paid to Consolidated Industries to the extent permitted pursuant to Sections 7.06(a), (b), (d), and (e); and

(l)           Article X of the Loan Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 1 to this Amendment.

(m)           Schedule 5.13 to the Loan Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 2 to this Amendment.

(n)           Schedule 7.03 to the Loan Agreement is hereby amended by amending and restating clause 13 thereof in its entirety to read as follows:

13.  Consolidated Industries Corp., a subsidiary of LSB Industries, Inc., is indebted to CCC in the principal amount of $2,705,594.

SECTION 3.  Limited Consents or Waivers.  As of the date hereof, the Lenders agree to grant the Borrowers and the Parent the following limited consents or waivers relating to the Loan Agreement, pursuant to the terms and conditions set forth herein:

(a)           The Lender’s hereby consent to the conversion of TCI into ThermaClime, L.L.C., according to the facts and in the manner fully set forth in the Statement of Facts, and waive any violation of Section 7.12 of the Loan Agreement that results directly and solely therefrom; provided, however, that nothing herein shall be deemed a waiver with respect to any other or future failure of the Parent, Consolidated Industries, or any Borrower to comply fully with any of the provisions of the Loan Agreement or the other Loan Documents.

(b)           The Lenders hereby consent to the merger of DSN into EDCC, according to the facts and in the manner fully set forth in the Statement of Facts, and waive any violation of Section 7.15 of the Loan Agreement that results directly and solely thereform; provided, however, that nothing herein shall be deemed a waiver with respect to any other or future failure of the Parent, Consolidated Industries, or any Borrower to comply fully with any of the provisions of the Loan Agreement or the other Loan Documents.

(c)           The Lenders hereby consent to each of the Changes of Control fully described in the Statement of Facts, and waive any default under Section 8.01(k) of the Loan Agreement that results directly and solely therefrom; provided, however, that nothing herein shall be deemed a waiver with respect to any other or future failure of the Parent, Consolidated Industries, or any Borrower to comply fully with any of the provisions of the Loan Agreement or the other Loan Documents.

(d)           The Lenders hereby consent to that certain First Amendment to Ground Lease Agreement and Termination of Ground Sublease Agreement, dated as of April 1, 2010, by and between NFC and EDCC, in substantially the form attached hereto as Exhibit B.

SECTION 4.  Release; Covenant Not to Sue.

(a)           Each of the Parent, Consolidated Industries, and each Borrower hereby absolutely and unconditionally releases and forever discharges the Administrative Agent, the Collateral Agent, the Payment Agent, and each Lender, and any and all participants, parents, subsidiaries, affiliates, insurers, indemnitors, successors, and assigns thereof, together with all of the present and former directors, officers, agents, attorneys, and employees of any of the foregoing (each, a “Released Party”), from any and all claims, demands, or causes of action of any kind, nature, or description, whether arising at law or in equity or upon contract or tort or under any state or federal law or otherwise, which the Parent, Consolidated Industries, or any Borrower has had, now has, or has made claim to have against any such Person for or by reason of any act, omission, matter, cause, or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands, or causes of action are matured or unmatured or known or unknown.  It is the intention of the Parent, Consolidated Industries, and each Borrower in providing this release that the same will be effective as a bar to each and every claim, demand, and cause of action specified, and, in furtherance of this intention, it waives and relinquishes, to the extent permitted by applicable law, all rights and benefits under any provision of any applicable law that may provide that a general release does not extend to claims that the Person giving the release does not know or suspect to exist in its favor at the time of executing the release, which if known by it might have materially affected its settlement with the recipient of the release.  Each of the Parent, Consolidated Industries, and each Borrower acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action, and agrees that this instrument shall be and remain effective in all respects, notwithstanding any such differences or additional facts.  Each of the Parent, Consolidated Industries, and each Borrower understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense, and may be used as a basis for an injunction against any action, suit, or other proceeding that may be instituted, prosecuted, or attempted in breach of the provisions of such release.

(b)           Each of the Parent, Consolidated Industries, and each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally, and irrevocably covenants and agrees with and in favor of each Released Party that it will not sue (at law, in equity, in any regulatory proceeding, or otherwise) any Released Party on the basis of any claim released, remised, or discharged by the Parent, Consolidated Industries, or any Borrower pursuant to the above stated release.  If any of the Parent, Consolidated Industries, any Borrower, or any of their successors, assigns, or other legal representatives violates the foregoing covenant, such Person, for itself and its successors, assigns, and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain because of such violations, all attorneys’ fees and other costs incurred by such Released Party because of such violation.

SECTION 5.  Representations and Warranties.  Consolidated Industries hereby represents and warrants that the representations and warranties set forth in Sections 5.01, 5,02, 5.03 (other than Sections 5.03(b) and (c)), 5.04, 5.06, 5.07, 5.11, 5.12, 5.13, 5.15, and 5.16 of the Loan Agreement are, with respect to itself, true and correct in all material respects as of the date of this Amendment.  Furthermore, each of the Parent, Consolidated Industries, and each Borrower hereby represents and warrants as follows:

(a)           after giving effect to the amendments, consents, and waivers set forth herein, any amendments, consents, and waivers duly entered into or given, as applicable, prior to the date hereof in accordance with the provisions of the Loan Agreement, and any notices required to be given under the Loan Agreement so as to update any schedules thereto that were given prior to the date hereof, each of the representations and warranties made by it as set forth in Article V of the Loan Agreement are true and correct in all material respects as of the date of this Amendment, it being understood and agreed that any representation or warranty that, by its terms, is made as of a specified date will be required to be true and correct in all material respects only as of such specified date;

(b)           after giving effect to the amendments, consents, and waivers set forth herein, no Event of Default exists or has occurred that has not been duly cured or waived in accordance with the provisions of each applicable Loan Document;

(c)           this Amendment has been duly authorized by all necessary corporate proceedings of, and duly executed and delivered by the Parent, Consolidated Industries, and each Borrower;

(d)           the Loan Agreement, as amended by this Amendment, is a legal, valid, and binding obligation of the Parent, Consolidated Industries, and each Borrower, respectively, enforceable against each such Person in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, other similar laws affecting creditors’ rights generally, or general principles of equity, regardless of whether the application of such principles is considered in a proceeding in equity or at law;

(e)           except in connection with the corporate filings necessary to accomplish the conversion of TCI into an Oklahoma limited liability company known as “ThermaClime, L.L.C.” and the merger of DSN into EDCC as set forth in Section 3 of this Amendment, no further consent, approval authorization, order, registration, or qualification with any governmental authority is required for, and the absence of which would not adversely affect, the valid execution and delivery or performance by the Parent, Consolidated Industries, or any Borrower of this Amendment or the Loan Agreement, as amended by this Amendment; and

(f)           the execution, delivery, and performance by the Parent, Consolidated Industries, and each Borrower of this Amendment and any documents related to the realignment described in Exhibit A (i) do not or, when executed, will not contravene or cause the Parent, Consolidated Industries, or any Borrower to be in default under (A) any provision of such Person’s articles or certificate of incorporation, bylaws, or other organizational documents, (B) any contractual restriction contained in any material indenture, loan, or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Parent, Consolidated Industries, or any Borrower or the property of any such Person, including that certain Amended and Restated Loan and Security Agreement, dated as of November 5, 2007, as amended (the “WFF Loan Agreement”), by and among the Parent, TCI, certain subsidiaries of TCI party thereto, the persons party thereto, from time to time, as lenders, and Wells Fargo Foothill, and any Material Contract, or (C) any law, rule, regulation, order, license requirement, writ, judgment, award, injunction, or decree applicable to or binding on the Parent, Consolidated Industries, or any Borrower or the property of such Person, and (ii), when executed, will not result in the creation or imposition of any Lien upon the property of the Parent, Consolidated Industries, or any Borrower or any Subsidiary of any Borrower other than those in favor of the Administrative Agent or any other Beneficiary.

SECTION 6.  Conditions Precedent.  This Amendment shall become effective upon the satisfaction or waiver of the following conditions precedent:

(a)           the receipt by the Payment Agent of (i) this Amendment, duly executed by the parties hereto, (ii) a fully executed copy of the amendment to the WFF Loan Agreement, dated as of April 1, 2010, along with evidence that any conditions precedent to the effectiveness of such amendment have been satisfied or duly waived, (iii) such other documents, instruments, certificates, fees, expenses, and agreements that the Administrative Agent, the Collateral Agent, or the Payment Agent may reasonably request in connection with the transactions contemplated by this Amendment, including the joinder described in Section 6(b);

(b)           Consolidated Industries will have executed a joinder to the Intercompany Loan Subordination Agreement through which the Intercompany Loan Subordination Agreement shall become a legal, valid, and binding obligation of Consolidated Industries;

(c)           Consolidated Industries will have furnished to the Payment Agent a description of its real and personal properties, in detail satisfactory to the Payment Agent;

(d)           the Payment Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) or, in the case of any document or certification issued by a Governmental Authority and required pursuant to clause (i) below, certified copies, unless otherwise specified, each properly executed by a Responsible Officer of the relevant Loan Party (except with respect to documents and certificates issued by a Governmental Authority), each dated the date hereof (or, in the case of government certificates, a recent date before or on the date hereof), and each in form and substance satisfactory to each Agent and each Lender:

(i)           such documents and certifications as the Payment Agent may reasonably require to evidence that each of Consolidated Industries and ThermaClime, L.L.C., is duly organized or formed, validly existing, in good standing, and qualified to engage in business in each jurisdiction where its ownership, lease, or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and

(ii)           a legal opinion of the general counsel to the Parent, in form and substance satisfactory to each Agent and each Lender, as to this Amendment and the realignment described in the Statement of Facts;

(e)           the payment of the Amendment Fee and all Amendment Costs (each as defined in Section 7 hereof); and

(f)           the representations and warranties contained herein shall be true and correct in all material respects as of the date of this Amendment, it being understood and agreed that any representation or warranty that, by its terms, is made as of a specified date will be required to be true and correct in all material respects only as of such specified date.

SECTION 7.  Fees and Costs.

(a)           In order to induce the Lenders to enter into and execute this Amendment, the Borrowers hereby agree to pay, concurrently with the execution of this Amendment, an amendment fee in the amount of $25,000 (the “Amendment Fee”) to the Administrative Agent, for the benefit of the Lenders, pursuant to the wire instructions attached as Exhibit C hereto.  Promptly upon receipt of the Amendment Fee, the Administrative Agent shall disburse a portion of such fee to each Lender in an amount equal to each such Lender’s ratable share thereof, which share equals the product of (x) the Amendment Fee and (y) the quotient of (i) the amount of the outstanding Obligations owing to such Lender and (ii) the aggregate amount of the outstanding Obligations owing to all of the Lenders under the Loan Documents.  Notwithstanding the foregoing, nothing in this paragraph shall (i) require any Lender or Agent to enter into any amendment or waiver, or (ii) affect any lender’s ability to require a fee in connection with any amendment or waiver not covered by this Amendment.  The Amendment Fee shall be paid in immediately available funds, and shall be fully earned when payable and nonrefundable.

(b)           The Borrowers agree to reimburse the Agents and the Lenders, or pay directly to the extent not previously paid, promptly following demand for their costs and expenses incurred in connection with this Amendment, including, the fees and expenses of Sonnenschein Nath & Rosenthal LLP in connection with the preparation and execution of this Amendment (the “Amendment Costs”).

SECTION 8.  Reaffirmation, Confirmation, and Acknowledgement.  Except as expressly amended by this Amendment, each of the Parent, Consolidated Industries, and each Borrower hereby expressly confirms and agrees that the remaining terms, conditions, and provisions of the Loan Agreement and the other Loan Documents shall be and remain in full force and effect.  Each of the Parent, Consolidated Industries, and each Borrower hereby reaffirms and confirms its respective obligations under the Loan Agreement and the other Loan Documents as amended by this Amendment.  The Parent hereby expressly confirms and agrees that the Guaranty made by it under Article X of the Loan Agreement as amended by this Amendment in favor of the Secured Parties is, and shall continue to be, in full force and effect, and is hereby ratified and confirmed in all respects.  Although the Administrative Agent has informed the Parent, Consolidated Industries, and each Borrower of the matters set forth in this Amendment, and the

Parent, Consolidated Industries, and each Borrower have each acknowledged the same, each of the Parent, Consolidated Industries and each Borrower understands and agrees that the Administrative Agent has no duty under the Loan Agreement (including to the Parent or Consolidated Industries under Article X thereof) or any other agreement with the Parent, Consolidated Industries, or any Borrower to so notify the Parent, Consolidated Industries, or any Borrower or to seek an acknowledgment, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any power, remedy, or right of any Agent or any Lender, or constitute a waiver of any provision of, or any past or future noncompliance with, any of the Loan Documents or any other documents, instruments, and agreements executed or delivered in connection therewith, and shall not operate as a consent to any further or other matter under the Loan Documents.  Each of the Parent, Consolidated Industries, and each Borrower expressly agrees and understands that by entering into and performing its obligations hereunder, this Amendment, including the amendment made to Article X of the Loan Agreement, shall not constitute a novation, and shall in no way adversely affect or impair the priority of Liens of the Collateral Agent on the Collateral or Parent’s obligations under Article X.

SECTION 9.  Further Assurances.  Each of the Parent, Consolidated Industries, and each Borrower hereby authorizes the Payment Agent to file one or more UCC financing or continuation statements, amendments thereto, assignments thereof, fixture filings, or other Collateral Documents that are necessary or appropriate for the continued perfection of the Collateral Agent’s Lien on the Collateral.

SECTION 10.  Governing Law; Jurisdiction.

(a)           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof that would permit or require the application of the law of any other jurisdiction.

(b)           Submission to Jurisdiction.  Each of the Parent, Consolidated Industries, and each Borrower irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York sitting in New York County and the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out or relating to this Amendment or any Loan Document, or for recognition or enforcement of any judgment; and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court.  Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Amendment or in any Loan Document shall affect any right that any Agent or any Lender may have to bring any action or proceeding relating to this Amendment or any Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

SECTION 11.  Counterparts.  This Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 12.  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 13.  Severability.  Any provision of this Amendment held to be invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions thereof; and the invalidity, illegality, or unenforceability of a particular provision in a particular jurisdiction shall not affect the validity, legality, or enforceability of such provision in any other jurisdiction.

[Signature pages follow.  The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

LOAN PARTIES:

THERMACLIME, INC.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

CHEROKEE NITROGEN HOLDINGS, INC.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

NORTHWEST FINANCIAL CORPORATION,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

CHEMEX I CORP.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

CHEMEX II CORP.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

CHEROKEE NITROGEN COMPANY,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

CLIMACOOL CORP.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

CLIMATECRAFT, INC.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

CLIMATE MASTER, INC.,
a Delaware corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

DSN CORPORATION,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

EL DORADO CHEMICAL COMPANY,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

INTERNATIONAL ENVIRONMENTAL CORPORATION,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

KOAX CORP.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

LSB CHEMICAL CORP.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

THE CLIMATE CONTROL GROUP, INC.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

TRISON CONSTRUCTION, INC.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

THERMACLIME TECHNOLOGIES, INC.,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

XPEDIAIR,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

LSB INDUSTRIES, INC.,
a Delaware corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

CONSOLIDATED INDUSTRIES CORP.,
an Oklahoma corporation,

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

AGENTS:

BANC OF AMERICA LEASING & CAPITAL, LLC,
not in its individual capacity but solely as Administrative Agent

By: /s/ Sonia T. Delen
Name: Sonia T. Delen
Title:  Vice President

BANC OF AMERICA LEASING & CAPITAL, LLC,
not in its individual capacity but solely as Collateral Agent

By: /s/ Sonia T. Delen
Name: Sonia T. Delen
Title:  Vice President

BANK OF UTAH,
not in its individual capacity but solely as Payment Agent

By: /s/ Michael Hoggan
Name: Michael Hoggan
Title: Vice President

REQUIRED LENDERS:

BANC OF AMERICA LEASING & CAPITAL, LLC,
as a Lender

By: /s/ Sonia T. Delen
Name: Sonia T. Delen
Title:  Vice President

GE BUSINESS FINANCIAL SERVICES INC.,
formerly known as Merrill Lynch Capital,
a Division of Merrill Lynch Business Financial Services, Inc.,
as a Lender

By: /s/ John P. Tracey
Name:  John P. Tracey
Title: ______________________

FIFTH THIRD BANK, as a Lender

By:  /s/ Kenneth G. Sullivan
Name: Kenneth G. Sullivan
Title: Vice President

Schedule 1

ARTICLE X.
JOINT AND SEVERAL CONTINUING GUARANTY

10.01           Guaranty.  Each of Parent and Consolidated Industries (collectively, the “Article X Guarantors”, and each individually, an “Article X Guarantor”) hereby absolutely and unconditionally and jointly and severally guarantee, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand, or otherwise, and at all times thereafter, of any and all Obligations (in each case, after all applicable grace periods, if any, provided for in the Loan Documents), whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses, or otherwise, of the Borrowers to the Secured Parties, arising hereunder and under the other Loan Documents (including all renewals, extensions, amendments, refinancings, and other modifications thereof and all costs, attorneys’ fees, and expenses incurred by the Secured Parties in connection with the collection or enforcement thereof).  The Payment Agent’s books and record showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each of the Article X Guarantors, and conclusive for the purpose of establishing the amount of the Obligations absent manifest error.  This Guaranty shall not be affected by the genuineness, validity, regularity, or enforceability of the Obligations or any instrument or agreement evidencing any Obligations, by the existence, validity, enforceability, perfection, non-perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Obligations which might otherwise constitute a defense to the obligations of any Article X Guarantor under this Guaranty (other than Indefeasible Payment and Performance of All Obligations), and each of the Article X Guarantors irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing (other than Indefeasible Payment and Performance of All Obligations).

10.02           Rights of Lenders.  Each of the Article X Guarantors consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate, or otherwise change the time for payment or the terms of the Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Obligations; (c) apply such security and direct the order or manner of sale thereof as the Collateral Agent and the Lenders in their sole discretion may determine in accordance with the provisions of the Loan Documents; and (d) release or substitute any Article X Guarantor, one or more of any endorsers or any other guarantors of any of the Obligations.  Without limiting the generality of the foregoing, each of the Article X Guarantors consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of any Article X Guarantor under this Guaranty, or which, but for this provision, might operate as a discharge of any Article X Guarantor.

10.03           Certain Waivers.  Each of the Article X Guarantors waives (a) any defense arising by reason of any disability or other defense of any Borrower or the other Article X Guarantor or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of any Borrower, other than Indefeasible Payment and

Performance of All Obligations; (b) any defense based on any claim that obligations of any of the Article X Guarantors exceed or are more burdensome than those of the Borrowers; (c) the benefit of any statute of limitations affecting any Article X Guarantor’s liability hereunder; (d) any right to proceed against any Borrower or the other Article X Guarantor, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of any Secured Party whatsoever until such time as Indefeasible Payment and Performance of All Obligations; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party until such time as Indefeasible Payment and Performance of All Obligations; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties (other than Indefeasible Payment and Performance of All Obligations).  Each of the Article X Guarantors expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protests, notices of dishonor, and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation, or incurrence of new or additional Obligations.

10.04           Obligations Independent.  The obligations of each of the Article X Guarantors hereunder are those of primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of the other Article X Guarantor or of any other guarantor, and a separate action may be brought against the Article X Guarantors to enforce this Guaranty whether or not any Borrower or any other person or entity is joined as a party or against either Article X Guarantor to enforce this Guaranty whether or not any such action is brought against the other Article X Guarantor.

10.05           Subrogation.  Neither Article X Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement, or similar rights with respect to any payments it makes under this Guaranty until all of the Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full.  If any amounts are paid to any Article X Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties, and shall forthwith be paid to the Secured Parties to reduce the amount of the Obligations, whether matured or unmatured.

10.06           Termination; Reinstatement.  This Guaranty is a continuing and irrevocable guaranty of all Obligations now or hereafter existing and shall remain in full force and effect until Indefeasible Payment and Performance of All Obligations has occurred.  Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of any Borrower or any Article X Guarantor is made, or any of the Secured Parties exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, assignee, receiver, or any other party, in connection with any case or proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty or any of the Article X Guarantors hereunder and regardless of any prior revocation, rescission, termination, or reduction.  The obligations of each of the Article X Guarantors under this paragraph shall survive termination of this Guaranty.

10.07           Subordination.  Each of the Article X Guarantors hereby subordinates the payment of all obligations and indebtedness of the Borrowers owing to such Article X Guarantor, whether now existing or hereafter arising, relating to any obligation of the Borrowers to any Article X Guarantor as subrogee of the Secured Parties or resulting from any Article X Guarantor’s performance under this Guaranty, to the Indefeasible Payment and Performance of All Obligations.  If the Secured Parties so request, any such obligation or indebtedness of any Borrower to any Article X Guarantor shall be enforced and performance received by such Article X Guarantor, as the case may be, as trustee for the Secured Parties, and the proceeds thereof shall be paid over to the Secured Parties on account of the Obligations, but without reducing or affecting in any manner the liability of each of the Article X Guarantors under this Guaranty.

10.08           Stay of Acceleration.  If acceleration of the time for payment of any of the Obligations is stayed, in connection with any case or proceeding commenced by or against any of the Article X Guarantors, or any Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable, jointly and severally, by each of the Article X Guarantors immediately upon demand by the Secured Parties.

10.09           Condition of Borrowers.  Each of the Article X Guarantors acknowledges and agrees that it is jointly and severally responsible for, and has adequate means of, obtaining from the Borrowers, the other Article X Guarantor, and any other guarantor such information concerning the financial condition, business, and operations of the Borrowers, the other Article X Guarantor, and any such other guarantor as such Article X Guarantor requires, and that none of the Secured Parties has any duty, and neither of the Article X Guarantors is relying on the Secured Parties at any time, to disclose to it any information relating to the business, operations, or financial condition of any Borrower, the other Article X Guarantor, or any other guarantor (each of the Article X Guarantors waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same).

10.10           Joint and Several Liability.  Each of the Article X Guarantors hereby acknowledges and agrees that the Article X Guarantors are jointly and severally liable to the Secured Parties for all representations, warranties, covenants, obligations, and liabilities of each Article X Guarantor under this Guaranty.  Each of the Article X Guarantors hereby further acknowledges and agrees that the Secured Parties shall have no obligation to proceed against one Article X Guarantor before proceeding against the other Article X Guarantor or to proceed against them together, and that the failure to proceed against one Article X Guarantor will not affect the other Article X Guarantor’s obligations under this Guaranty, including the prompt payment in full of any and all Obligations.

Schedule 2

SCHEDULE 5.13
(Revised as of April 1, 2010)

SUBSIDIARIES

Part (a) – Subsidiaries of Parent

1.	Consolidated Industries Corp., a Guarantor
2.	Chemical Transport L.L.C.
3.	ThermaClime, L.L.C., a Borrower
4.	Northwest Financial Corporation, a Borrower
5.	LSB Chemical Corp., a Borrower
6.	El Dorado Chemical Company, a Borrower
7.	Chemex I Corp., a Borrower
8.	El Dorado Nitric Company
9.	El Dorado Acid, L.L.C.
10.	El Dorado Acid II, L.L.C.
11.	El Dorado Nitrogen, L.P.
12.	XpediAir, Inc., a Borrower
13.	International Environmental Corporation, a Borrower
14.	Climate Master, Inc., a Borrower
15.	The Climate Control Group, Inc., a Borrower
16.	ClimateCraft, Inc., a Borrower
17.	ThermaClime Technologies, Inc., a Borrower
18.	CEPOLK Holdings, Inc.
19.	ClimaCool Corp., a Borrower
20.	Trison Construction, Inc., a Borrower
21.	Koax Corp., a Borrower
22.	Cherokee Nitrogen Company, a Borrower
23.	Prime Financial L.L.C.
24.	Prime Holdings Corporation
25.	LSB-Europa Limited
26.	Cherokee Nitrogen Holdings, Inc., a Borrower
27.	ClimateCraft Technologies, Inc.
28.	Summit Machine Tool Manufacturing L.L.C.
29.	Pryor Chemical Company

Part (b) - Equity Investments of Parent

1.	CEPOLK Holdings, Inc., a subsidiary of The Climate Control Group, Inc., is the sole limited partner of, and owns a fifty percent (50%) interest in, CEPOLK Limited Partnership.

2.	Summit Machine Tool Manufacturing L.L.C., a subsidiary of Consolidated Industries Corp., owns a 50% of the value of KAC Acquisition Company, an Oklahoma corporation, the value of which is de minimis.

Part (c) – Outstanding Equity Interest in Each of the Borrowers

1.	ThermaClime, L.L.C. (“TCL”). The membership interest of TCL is owned 100% by Consolidated Industries Corp. (“CIC”).

2.	Northwest Financial Corporation (“NWF”). The total authorized capital stock of NWF is 100 shares of common stock. The total outstanding shares of capital stock is 54 which is owned 100% by LSBCC.

3.	LSB Chemical Corp. (“LSBCC”). The total authorized capital stock of LSBCC is 50 shares of common stock. The total outstanding shares of capital stock is 50 which is owned 100% by TCL.

4.	El Dorado Chemical Company (“EDC”). The total authorized capital stock of EDC is 25,000 shares of common stock. The total outstanding shares of capital stock is 1,000 which is owned 100% by LSBCC.

5.	Chemex I Corp. (“Chemex I). The total authorized capital stock of Chemex I is 10,000 shares of common stock. The total outstanding shares of capital stock is 1,000 which is owned 100% by EDC.

6.	XpediAir, Inc. (“XPA”). The total authorized capital stock of XPA is 500,000 shares of common stock. The total outstanding shares of capital stock is 10,000 which is owned 100% by CCG.

7.
International Environmental Corporation (“IEC”).  The total authorized capital stock of IEC is 300 shares of common stock.  The total outstanding shares of capital stock is 300 which is owned 100% by CCG.

8.	Climate Master, Inc. (“CLM”). The total authorized capital stock of CLM is 1,000 shares of common stock. The total outstanding shares of capital stock is 1,000 which is owned 100% by CCG.

9.
The Climate Control Group, Inc. (“CCG”).  The total authorized capital stock of CCG is 100,000 shares of common stock.  The total outstanding shares of capital stock is 10,000 which is owned 100% by TCL.

10.
ClimateCraft, Inc. (“CLC”).  The total authorized capital stock of CLC is 1,000, of which 900 shares are Class A voting common stock and 100 shares are Class B non-voting common stock.  The total outstanding shares of both classes of common stock combined is 1,000 which is owned 100% by CCG.

11.	ThermaClime Technologies, Inc. (“TTI”). The total authorized capital stock of TTI is 500,000 shares of common stock. The total outstanding shares of capital stock is 10,000 which is owned 100% by CCG.

12.	ClimaCool Corp. (“CCC”). The total authorized capital stock of CCC is 50,000 shares of common stock. The total outstanding shares of capital stock is 1,000 which is owned 100% by CCG.

13.
Trison Construction, Inc. (“Trison”).  The total authorized capital stock of Trison is 500,000 shares of common stock.  The total outstanding shares of capital stock is 10,000 which is owned 100% by CCG.

14.	Koax Corp. (“Koax”). The total authorized capital stock of Koax is 50 shares of common stock. The total outstanding shares of capital stock is 50 which is owned 100% by CCG.

15.	Cherokee Nitrogen Company (“CNC”). The total authorized capital stock of CNC is 500,000 shares of common stock. The total outstanding shares of capital stock is 10,000 which is owned 100% by LSBCC.

16.
Cherokee Nitrogen Holdings, Inc. (“CNH”).  The total authorized capital stock of CNH is 500,000 shares of common stock.  The total outstanding shares of capital stock is 10,000 which is owned 100% by CIC.

Exhibit A

Statement of Facts

[See attached document titled, “LSB Industries, Inc. and Subsidiaries Realignment”.]

Exhibit B

FIRST AMENDMENT TO GROUND LEASE AGREEMENT AND
TERMINATION OF GROUND SUBLEASE AGREEMENT

This First Amendment to Ground Lease Agreement and Termination of Ground Sublease Agreement (the “Amendment”) is dated as of the 1st day of April, 2010 (the “Effective Date”), and is entered into by and between Northwest Financial Corporation, an Oklahoma corporation (“NWF”), and El Dorado Chemical Company, an Oklahoma corporation (“EDC”).

W I T N E S S E T H:

WHEREAS, NWF, as Landlord, and DSN Corporation, an Oklahoma corporation (“DSN”), as Tenant, entered into a Ground Lease Agreement dated as of April 15, 2003 (“Ground Lease”);

WHEREAS, DSN, as sublessor, and EDC, as sublessee, entered into a Ground Sublease Agreement dated as of April 15, 2003 (“Ground Sublease”);

WHEREAS, on the Effective Date, as part of a subsidiary realignment plan of the parties’ parent company, DSN and EDC formally merged, with EDC being the surviving corporation (“Merger”);

WHEREAS, as a result of the Merger, with sublessor and sublessee under the Ground Sublease now the same legal entity, NWF desires that EDC document the termination of the Ground Sublease as of the Effective Date; and

WHEREAS, as a result of the Merger, with EDC having by operation of law replaced DSN as the tenant under the Ground Lease, NWF and EDC desire to amend the Ground Lease so as to reflect EDC as the tenant under the Ground Lease in place of DSN.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1)           The recitals are incorporated into this Amendment by reference.

2.           All capitalized terms used herein shall have the same meaning as defined in the Agreement, unless otherwise defined in this Amendment.

3.           The Ground Sublease is hereby terminated and shall be of no force or effect from and after the Effective Date.

4.           The Ground Lease is hereby amended by deleting “DSN Corporation” as the tenant under the Ground Lease and substituting and inserting “El Dorado Chemical Company” as the tenant under the Ground Lease.

5.           EDC hereby expressly assumes all of the obligations of DSN under the Ground Lease.

6.           As amended by this Amendment, all of the covenants, agreements, terms, provisions and conditions of the Ground Lease continue in full force and effect, and both parties ratify and confirm all covenants, agreements, terms, provisions and conditions of the Ground Lease.

7.           This instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective, permitted successors and assigns.

IN WITNESS WHEREOF, NWF and EDC have each caused this Amendment to be duly executed effective as of the date first above written.

NORTHWEST FINANCIAL CORPORATION,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

EL DORADO CHEMICAL COMPANY,
an Oklahoma corporation

By: /s/ Tony M. Shelby
Name:  Tony M. Shelby
Title: Vice President

Exhibit C

Wire Instructions

Bank of Utah
ABA No. 124-300-107
Account No. 01020296
Credit: Bank of Utah - Corporate Trust
Ref: ThermaClime 8000099